January 6, 2015

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Third Avenue Value Fund

Supplement to the Prospectus and Statement of Additional Information Dated

April 30, 2014

Change to Portfolio Management Team

Ian Lapey no longer serves as portfolio manager to the Touchstone Third Avenue Value Fund (the “Fund”), which is sub-advised by Third Avenue Management LLC.  Accordingly, all references to Mr. Lapey contained in the Prospectus and Statement of Additional Information are deleted. The Fund continues to be managed by Michael Lehmann, Yang Lie and Vic Cunningham.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1006-TVST-S3-1501